Exhibit 10.17

                  FIRST AMENDMENT TO RECEIVABLES SALE AGREEMENT

     THIS FIRST AMENDMENT (the "Amendment "), dated as of December 28, 2000, is entered into among Swift Receivables Corporation (the "Seller"), Swift Transportation Corporation (the "Collection Agent"), Amsterdam Funding Corporation, a Delaware corporation ("Amsterdam"), ABN AMRO Bank N.V., as Amsterdam's program letter of credit provider (the "Enhancer"), the Liquidity Provider listed on the signature page hereof (the "Liquidity Provider") and ABN AMRO Bank N.V., as agent for Amsterdam, the Enhancer and the Liquidity provider (the "Agent ");

                                   WITNESSETH:

     WHEREAS, the Seller, Collection Agent, Amsterdam, Enhancer, Liquidity Provider and Agent have heretofore executed and delivered a Receivables Sale Agreement dated as of December 30, 1999 (as amended, supplemented or otherwise modified through the date hereof, the "Sale Agreement"),

     WHEREAS, the parties hereto desire to amend the Sale Agreement as provided herein;

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree that the Sale Agreement shall be and is hereby amended as follows:

     Section 1. The defined term "Affiliate" appearing in Schedule I to the Sale Agreement is hereby amended by deleting the phrase "ten percent (10%)" appearing in clause (i) thereof and inserting in its place the phrase "twenty percent (20%)".

     Section 2. The defined term "Aggregate Commitment" appearing in Schedule I to the Sale Agreement is hereby amended in its entirety and as so amended shall read as follows:

               "Aggregate Commitment" means $127,500,000, as such amount may be reduced pursuant to Section 1.6.

     Section 3. The defined  term  "Liquidity  Termination  Date"  appearing  in
Schedule I to the Sale Agreement is hereby amended by deleting the date "December 28, 2000" appearing in clause (d) thereof and inserting in its place the date "December 27, 2001 ".

     Section 4. The defined terns "Purchase Limit" appearing in Schedule I to the Sale Agreement is hereby amended in its entirety and as so amended shall read as follows:

               "Purchase Limit" means $125,000,000.

     Section 5. The defined term "Termination Data" appearing in Schedule I to the Sale Agreement is hereby amended by deleting the date "December 28, 2000" appearing in clause (c)(ii) thereof and inserting in its place the date "December 27, 2001".
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     Section  6.  Schedule  II to the Sale  Agreement  is hereby  amended in its entirety and as so amended shall read as set forth as Schedule II to this Amendment.

     Section 7. This Amendment shall become effective on December 28, 2000 if on or prior to such date the Agent has received (i) counterparts hereof executed by the Seller, Collection Agent, each Purchaser and the Agent and (ii) the acknowledgment and consent in the form set forth below duly executed and delivered by the Swift Transportation Co., Inc,

     Section 8.1. To induce the Agent and the Purchasers to enter into this Amendment, the Seller and Collection Agent represent and warrant to the Agent and the Purchasers that; (a) the representations and warranties contained in the Transaction Documents, are true and correct in all material respects as of the date hereof with the same effect as though made on the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date); (b) no Potential Termination Event exists; (c) this Amendment has been duly authorized by all necessary corporate proceedings and duly executed and delivered by each of the Seller and the Collection Agent, and the Sale Agreement, as amended by this Amendment, and each of the other Transaction Documents are the legal, valid and binding obligations of the Seller and the Collection Agent, enforceable against the Seller and the Collection Agent in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity; and (d) no consent, approval, authorization, order, registration or qualification with any governmental authority is required for, and in the absence of which would adversely effect, the legal and valid execution and delivery or performance by the Seller or the Collection Agent of this Amendment or the performance by the Seller or the Collection Agent of the Sale Agreement, as amended by this Amendment, or any other Transaction Document to which they are a party.

     Section 8.2. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

     Section 8.3. Except as specifically provided above, the Sale Agreement and the other Transaction Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects. The execution, delivery, and effectiveness of this Amendment shall not operate as a waiver of any right, power, or remedy of any Agent or any Purchaser under the Sale Agreement or any of the other Transaction Documents, nor constitute a waiver or modification of any provision of any of the other Transaction Documents. All defined terms used herein and not defined herein shall have the same meaning herein as in the Sale Agreement. The Seller agrees to pay on demand a11 costs and expenses (including reasonable fees and expenses of counsel) of or incurred by the Agent and each Purchaser Agent in connection with the negotiation, preparation, execution and delivery of this Amendment.

     Section 8.4. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the law of the State of Illinois.

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     IN WITNESS  WHEREOF,  the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

                                        ABN AMRO BANK N.V., as the Agent, as the
                                          Liquidity Provider and as the Enhancer


                                        By: /s/ Joseph McManus
                                            ------------------------------------
                                        Title: VP
                                              ----------------------------------

                                        By: /s/ Thomas J. Educate
                                            ------------------------------------
                                        Title: SVP
                                              ----------------------------------

                                        AMSTERDAM FUNDING CORPORATION


                                        By: /s/ Andrew L. Stidd
                                            ------------------------------------
                                        Title: President
                                              ----------------------------------


                                        SWIFT RECEIVABLES CORPORATION


                                        By: /s/ William F. Riley III
                                            ------------------------------------
                                        Title: Vice President
                                              ----------------------------------


                                        SWIFT TRANSPORTATION CORPORATION


                                        By: /s/ William F. Riley III
                                            ------------------------------------
                                        Title: Sr EVP - CFO
                                              ----------------------------------

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